UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

Leslie’s, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Scan QR for digital voting Important Notice Regarding the Availability of Proxy Materials for Shareholders Meeting To Be Held On March 12, 2025, for Shareholders of Record as of January 15, 2025. Leslie’s, Inc. View the Notice of Meeting, 2025 Proxy Statement and Annual Report for the fiscal year ended September 28, Annual Meeting of Shareholders 2024 online OR you can receive a free paper or email copy of the materials by requesting prior to February 28, Wednesday, March 12, 2025 at 12:00 PM, Eastern Time 2025. Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/LESL for information. You must register to attend the meeting online and/or participate at www.proxydocs.com/LESL Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/LESL directions to attend the meeting go to www.proxydocs.com/LESL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: Under United States Securities and Exchange Commission rules, proxy materials do not have to paper@investorelections.com be delivered in paper. Proxy materials can be distributed by making them available on the Internet. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other If you want to receive a paper or email copy of the proxy material, you must request one. There is requests, instructions OR other inquiries should be included with your no charge to you for requesting a copy. In order to receive a paper package in time for this year’s e-mail requesting material. meeting, you must make this request on or before February 28, 2025. Unless requested, you will not otherwise receive a paper or email copy. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Leslie’s, Inc. Annual Meeting of Shareholders

THIS IS NOT A VOTABLE BALLOT—This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow instructions on the reverse side to view the proxy materials and vote on these important matters THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4(a) AND 4(b) PROPOSAL 1. Election of three Class I director nominees and one Class II director nominee: * Class I Nominees: 1.01 Yolanda Daniel 1.02 Jason McDonell 1.03 Maile Naylor * Class II Nominee: 1.04 Lorna Nagler 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 4, 2025. 3. Non-binding, advisory vote to approve named executive officer compensation. 4. Adoption of the Seventh Amended and Restated Certificate of Incorporation of Leslie’s, Inc. (a). Adoption of the Removal Amendment, permitting the removal of directors with or without cause as of the 2027 Annual Meeting. (b). Adoption of the Exculpation Amendment, limiting the liability of certain Company officers. Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.